GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds

Class A, Institutional, Investor, Separate Account Institutional, Class P and Class R6 Shares of the

Goldman Sachs U.S. Mortgages Fund

(the “Fund”)

Supplement dated February 14, 2023 to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”), each dated July 29, 2022, as supplemented to date

Effective immediately, Christopher J. Hogan will no longer serve as portfolio manager for the Fund. Jon Calluzzo and Rob Pyne will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, all references to Mr. Hogan in his capacity as a portfolio manager to the Fund in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

SSFI6TBDSTK 02-23